UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) October 30, 2007

                                Youbet.com, Inc.
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             (Exact name of registrant as specified in its charter)

       Delaware                   0-26015                    95-4627253
    ---------------         --------------------        ------------------
  (State or other        (Commission File Number)        (I.R.S. Employer
   jurisdiction of                                       Identification No.)
   incorporation)


                              5901 De Soto Avenue
                        Woodland Hills, California 91367
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         (Address of principal executive offices, including zip code)


                              (818) 668-2100
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             (Registrant's telephone number, including area code)


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             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01. Entry into a Material Definitive Agreement.

On October 30, 2007, we entered into waiver of default and side letter agreement with Wells Fargo Foothill, Inc., the administrative agent under our credit agreement. The previously-disclosed seizure by the U.S. government of $1.5 million held in IRG's bank accounts on October 11, 2007 resulted in a default under the credit agreement. Wells Fargo Foothill has agreed to waive this default under the credit agreement pursuant to the terms of the waiver of default and side letter agreement.

In consideration of this waiver, we agreed to, among other things:

(1) pay Wells Fargo Foothill a $100,000 accommodation fee;

(2) provide Wells Fargo Foothill with updated financial projection information;

(3) not make or accept any investments, distributions, dividends or otherwise any other intercompany transfers to or from IRG, except for an amount not to exceed $80,000 in any two-week period for purposes of funding IRG's payroll and operations; and

(4) maintain a minimum liquidity of $4 million.

The foregoing description of the waiver of default and side letter agreement is qualified in its entirety by reference to the full text of the waiver of default and side letter agreement, which is attached to this report as Exhibit
10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

        10.1 Credit Agreement dated as of July 27, 2006, by and among Youbet.com, Inc. and United Tote Company, as borrowers, and Wells Fargo Foothill, Inc., as lender, arranger and administrative agent (incorporated by reference to Exhibit
                10.1 to Youbet's current report on Form 8-K filed July 28,
                2006).

        10.2 First Amendment to Credit Agreement and Waiver, dated as of March 14, 2007, between Youbet.com, Inc. and United Tote Company, as borrowers, and Wells Fargo Foothill, Inc., as administrative agent (incorporated by reference to Exhibit
                10.16 to Youbet's annual report on Form 10-K for the year ended December 31, 2006).

        10.3 Consent to Stock Repurchase, dated April 10, 2007, between Youbet.com, Inc., as administrative borrower, and Wells Fargo Foothill, Inc., as administrative agent (incorporated by reference to Exhibit 10.3 to Youbet's current report on Form 8-K filed April 11, 2007).

        10.4 Waiver of Events of Default, dated as of August 3, 2007, between Youbet.com, Inc., as administrative borrower, and Wells Fargo Foothill, Inc., as administrative agent (incorporated by reference to Exhibit 10.3 to Youbet's quarterly report on Form 10-Q for the quarter ended June 30,
                2007).

        10.5 Waiver of Default and Side Letter Agreement, dated as of October 30, 2007, by and among Youbet.com, Inc. and United Tote Company, as borrowers, and Wells Fargo Foothill, Inc., as administrative agent.


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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        YOUBET.COM, INC.

Dated: November 5, 2007                 By: /s/ James A. Burk
                                        -------------------------------
                                        James A. Burk
                                        Chief Financial Officer